AXA Equitable Holdings Financial Supplement First Quarter 2019

Table of Contents Consolidated Financials and Key Metrics Page Key Metrics Summary 4 Consolidated Statements of Income (Loss) 5 Consolidated Balance Sheets 6 Consolidated Capital Structure 7 Operating Earnings (Loss) by Segment and Corporate and Other 8 Assets Under Management and Administration 9 Sales Metrics by Segment 10 Select Metrics from Business Segments Individual Retirement Statements of Operating Earnings (Loss) and Summary Metrics 12 Select Operating Metrics 13 Group Retirement Statements of Operating Earnings (Loss) and Summary Metrics 14 Select Operating Metrics 15 Investment Management and Research Statements of Operating Earnings (Loss) and Summary Metrics 16 Select Operating Metrics 17 Net Flows 18 Protection Solutions Statements of Operating Earnings (Loss) and Summary Metrics 19 Select Operating Metrics 20 Investments Consolidated Investment Portfolio Composition 22 Consolidated Results of General Account Investment Portfolio 23 Additional Information Deferred Acquisition Costs Roll-forward 25 Use of Non-GAAP Financial Measures 26 Reconciliation of Non-GAAP Measures (1/3) 27 Reconciliation of Non-GAAP Measures (2/3) 28 Reconciliation of Non-GAAP Measures (3/3) 29 Glossary of Selected Financial and Product Terms 30 Analyst Coverage, Ratings & Contact Information 31 This financial supplement should be read in conjunction with AXA Equitable Holdings, Inc.’s (“EQH”) Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. AXA Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.axaequitableholdings.com. All information included in this financial supplement is unaudited. This financial supplement includes information from prior periods which have been revised and/or restated. For additional details, please refer to our Form 10-Q for the quarter ended March 31, 2019. 2

Consolidated Financials and Key Metrics 3

Key Metrics Summary

(in millions USD, except per share and O/S share amounts)	For the Three Months Ended or As of 3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	Change	For the Three Months Ended or As of 3/31/2018	3/31/2019	Change
Net income (loss)	$ 337	$ 261	$ (443)	$ 1,999	$ (709)	N/M	$ 337	$ (709)	N/M
Net income (loss) attributable to the noncontrolling interest	(123)	(97)	(53)	(61)	(66)	46.3 %	(123)	(66)	46.3 %
Net income (loss) attributable to Holdings	$ 214	$ 164	$ (496)	$ 1,938	$ (775)	N/M	$ 214	$ (775)	N/M
Non-GAAP Operating Earnings (1) (2)	$ 483	$ 486	$ 693	$ 504	$ 509	5.4 %	$ 483	$ 509	5.4 %
Total equity attributable to Holdings	$ 13,547	$ 13,364	$ 12,411	$ 13,866	$ 13,143	(3.0)%	$ 13,547	$ 13,143	(3.0)%
Less: Accumulated other comprehensive income (loss)	(946)	(1,310)	(1,595)	(1,396)	(513)	45.8 %	(946)	(513)	45.8 %
Total equity attributable to Holdings (ex. AOCI)	$ 14,493	$ 14,674	$ 14,006	$ 15,262	$ 13,656	(5.8)%	$ 14,493	$ 13,656	(5.8)%
Pro Forma Non-GAAP Operating ROE (1)	13.6%	13.6%	15.6%	14.9%	15.2%		13.6%	15.2%	
Debt to capital:									
Debt to Capital	—%	26.9%	27.9%	26.3%	27.4%		—%	27.4%	
Debt to Capital (ex. AOCI)	—%	25.1%	25.5%	24.5%	26.6%		—%	26.6%	
Per share:									
Diluted earnings per share:									
Net income (loss) attributable to Holdings	$ 0.38	$ 0.29	$ (0.89)	$ 3.57	$ (1.50)	N/M	$ 0.38	$ (1.50)	N/M
Non-GAAP Operating Earnings (1) (2)	$ 0.86	$ 0.87	$ 1.23	$ 0.93	$ 0.98	14.0 %	$ 0.86	$ 0.98	14.0 %
Book value per share	$ 24.15	$ 23.82	$ 22.22	$ 26.22	$ 26.77	10.8 %	$ 24.15	$ 26.77	10.8 %
Book value per share (ex. AOCI)	$ 25.83	$ 26.16	$ 25.08	$ 28.86	$ 27.81	7.7 %	$ 25.83	$ 27.81	7.7 %
Weighted-average common shares outstanding:									
Basic	561.0	561.0	560.3	543.3	518.0	(7.7)%	561.0	518.0	(7.7)%
Diluted	561.0	561.1	560.3	543.7	518.0	(7.7)%	561.0	518.0	(7.7)%
Ending common shares outstanding	561.0	561.0	558.5	528.9	491.0	(12.5)%	561.0	491.0	(12.5)%
Return to Stockholders:									
Common stock dividend			$ 73	$ 69	$ 68		$ —	$ 68	
Repurchase of common shares			57	592	750		—	750	
Total capital returned to stockholders			$ 130	$ 661	$ 818		$ —	$ 818	
Market Values:									
S&P 500	2,641	2,718	2,914	2,507	2,834	7.3 %	2,641	2,834	7.3 %
US 10-Year Treasury	2.7%	2.9%	3.1%	2.7%	2.4%		2.7%	2.4%	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure. For additional information on the impact to the measure, see the "Additional Information" section herein

4

Consolidated Statements of Income (Loss)

(in millions USD, unless otherwise indicated)	For the Three Months Ended 3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	Change	For the Three Months Ended 3/31/2018	3/31/2019	Change
Revenues									
Policy charges and fee income	$ 966	$ 964	$ 951	$ 943	$ 931	(3.6)%	$ 966	$ 931	(3.6)%
Premiums	279	275	269	271	283	1.4 %	279	283	1.4 %
Net derivative gains (losses)	(236)	(46)	(2,006)	2,057	(1,630)	(590.7)%	(236)	(1,630)	(590.7)%
Net investment income (loss)	591	596	681	825	1,015	71.7 %	591	1,015	71.7 %
Investment gains (losses), net	102	(22)	(35)	(131)	(11)	N/M	102	(11)	N/M
Investment management and service fees	1,055	1,075	1,088	1,050	999	(5.3)%	1,055	999	(5.3)%
Other income	117	124	135	140	127	8.5 %	117	127	8.5 %
Total revenues	2,874	2,966	1,083	5,155	1,714	(40.4)%	2,874	1,714	(40.4)%
Benefits and other deductions									
Policyholders' benefits	594	900	318	1,103	880	48.1 %	594	880	48.1 %
Interest credited to policyholders' account balances	271	268	278	273	304	12.2 %	271	304	12.2 %
Compensation and benefits	579	520	507	473	509	(12.1)%	579	509	(12.1)%
Commissions and distribution related payments	291	287	286	296	281	(3.4)%	291	281	(3.4)%
Interest expense	46	60	65	60	56	21.7 %	46	56	21.7 %
Amortization of deferred policy acquisition costs	172	185	(182)	158	198	15.1 %	172	198	15.1 %
Other operating costs and expenses	493	424	429	463	410	(16.8)%	493	410	(16.8)%
Total benefits and other deductions	2,446	2,644	1,701	2,826	2,638	7.8 %	2,446	2,638	7.8 %
Income (loss) from operations, before income taxes	428	322	(618)	2,329	(924)	N/M	428	(924)	N/M
Income tax (expense) benefit	(91)	(61)	175	(330)	215	N/M	(91)	215	N/M
Net income (loss)	337	261	(443)	1,999	(709)	N/M	337	(709)	N/M
Less: net (income) loss attributable to the noncontrolling interest	(123)	(97)	(53)	(61)	(66)	46.3 %	(123)	(66)	46.3 %
Net income (loss) attributable to Holdings	$ 214	$ 164	$ (496)	$ 1,938	$ (775)	N/M	$ 214	$ (775)	N/M
Adjustments related to:									
Variable annuity product features	$ 176	$ 249	$ 1,403	$ (1,898)	$ 1,540		$ 176	$ 1,540	
Investment gains (losses), net	(102)	22	36	130	11		(102)	11	
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	131	27	24	33	24		131	24	
Other adjustments	91	88	51	69	40		91	40	
Income tax (expense) benefit related to above adjustments	(55)	(75)	(331)	350	(337)		(55)	(337)	
Non-recurring tax items	28	11	6	(118)	6		28	6	
Non-GAAP Operating earnings (1) (2)	$ 483	$ 486	$ 693	$ 504	$ 509		$ 483	$ 509	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure. For additional information on the impact to the measure, see the "Additional Information" section herein

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification

5

Consolidated Balance Sheets

(in millions USD, unless otherwise indicated)	Balances as of 3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019
Assets					
Total investments	$ 78,883	$ 76,828	$ 78,942	$ 81,333	$ 82,948
Cash and cash equivalents	6,091	6,833	4,777	4,469	5,129
Cash and securities segregated, at fair value	1,025	1,289	1,263	1,170	1,262
Broker-dealer related receivables	2,300	2,276	2,224	2,209	2,122
Deferred policy acquisition costs	6,243	6,285	6,736	6,745	6,018
Goodwill and other intangible assets, net	4,813	4,802	4,791	4,780	4,769
Amounts due from reinsurers	4,953	4,954	4,909	4,895	4,850
Loans to affiliates	885	—	—	—	—
GMIB reinsurance contract asset, at fair value	1,734	1,636	1,375	1,732	1,740
Current and deferred income taxes	232	52	321	—	—
Other assets	3,239	3,025	3,124	3,127	3,787
Separate Accounts assets	121,858	122,967	125,989	110,337	120,194
Total assets	$ 232,256	$ 230,947	$ 234,451	$ 220,797	$ 232,819
Liabilities					
Policyholders' account balances	$ 47,666	$ 48,849	$ 50,066	$ 49,923	$ 52,197
Future policy benefits and other policyholders' liabilities	29,566	29,298	29,504	30,998	31,462
Broker-dealer related payables	466	603	491	431	494
Securities sold under agreements to repurchase	1,904	1,850	1,900	573	—
Customers related payables	2,549	2,713	2,781	3,095	2,999
Amounts due to reinsurers	1,396	1,398	1,415	1,438	1,372
Short-term and long-term debt	2,373	4,922	4,806	4,955	4,949
Loans from affiliates	2,530	—	—	—	—
Income taxes payable	—	—	—	68	482
Other liabilities	4,342	3,350	3,485	3,360	3,781
Separate Accounts liabilities	121,858	122,967	125,989	110,337	120,194
Total liabilities	214,650	215,950	220,437	205,178	217,930
Redeemable noncontrolling interest	1,024	146	143	187	207
Equity					
Common stock	5	5	5	5	5
Additional paid-in capital	2,051	2,068	2,026	1,908	1,881
Treasury shares	—	—	(56)	(640)	(1,234)
Retained earnings	12,437	12,601	12,031	13,989	13,004
Accumulated other comprehensive income (loss)	(946)	(1,310)	(1,595)	(1,396)	(513)
Total equity attributable to Holdings	13,547	13,364	12,411	13,866	13,143
Noncontrolling interest	3,035	1,487	1,460	1,566	1,539
Total equity	16,582	14,851	13,871	15,432	14,682
Total liabilities, redeemable noncontrolling interest and equity	$ 232,256	$ 230,947	$ 234,451	$ 220,797	$ 232,819

6

Consolidated Capital Structure

(in millions USD, unless otherwise indicated)	Balances as of 6/30/2018	9/30/2018	12/31/2018	3/31/2019
Short-term and long-term debt:				
Short-term debt				
AB commercial paper	$ 515	$ 398	$ 521	$ 540
AB revolving credit facility	—	—	25	—
Total short-term debt	515	398	546	540
Total long-term debt	4,922	4,408	4,409	4,409
Total short-term and long-term debt: [A]	$ 5,437	$ 4,806	$ 4,955	$ 4,949
Equity:				
Common stock	$ 5	$ 5	$ 5	$ 5
Additional paid-in capital	2,068	2,026	1,908	1,881
Treasury stock, at cost	—	(56)	(640)	(1,234)
Retained earnings	12,601	12,031	13,989	13,004
Accumulated other comprehensive income (loss)	(1,310)	(1,595)	(1,396)	(513)
Total equity attributable to Holdings	13,364	12,411	13,866	13,143
Noncontrolling interest	1,487	1,460	1,566	1,539
Total equity	$ 14,851	$ 13,871	$ 15,432	$ 14,682
Total equity attributable to Holdings, ex. AOCI: [B]	$ 14,674	$ 14,006	$ 15,262	$ 13,656
Capital:				
Total capitalization	$ 18,801	$ 17,217	$ 18,821	$ 18,092
Total capitalization ex. AOCI: [A+B]	$ 20,111	$ 18,812	$ 20,217	$ 18,605
Debt to capital:				
Debt to capital	26.9%	27.9%	26.3%	27.4%
Debt to capital ex. AOCI	25.1%	25.5%	24.5%	26.6%
Roll-forward of common shares outstanding (millions of shares):				
Beginning balance	561.0	561.0	558.5	528.9
Repurchases	—	(2.5)	(29.6)	(30.0)
Retirements	—	—	—	(8.1)
Issuances	—	—	—	0.2
Ending basic common shares outstanding	561.0	558.5	528.9	491.0
Total potentially dilutive shares	—	—	—	—
Ending common shares outstanding - maximum potential dilution	561.0	558.5	528.9	491.0

7

Operating Earnings (Loss) by Segment and Corporate and Other

(in millions USD, unless otherwise indicated)	Three Months Ended March 31, 2019					
	Individual Retirement (2)	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 498	$ 65	$ —	$ 542	$ 109	$ 1,214
Net investment income (loss)	268	134	24	224	136	786
Net derivative gains (losses)	63	4	(20)	10	(2)	55
Investment Management, service fees and other income	178	48	776	55	69	1,126
Segment revenues	1,007	251	780	831	312	3,181
Benefits and other deductions						
Policyholders' benefits	244	—	—	452	184	880
Interest credited to policyholders' account balances	62	73	—	138	30	303
Commissions and distribution related payments	66	10	106	38	61	281
Amortization of deferred policy acquisition costs	83	12	—	50	(7)	138
Compensation, benefits and other operating costs and	111	60	509	95	68	843
Interest expense	—	—	4	—	52	56
Segment benefits and other deductions	566	155	619	773	388	2,501
Operating earnings (loss), before income taxes	441	96	161	58	(76)	680
Income Taxes	(71)	(15)	(29)	(9)	11	(113)
Operating earnings (loss), before noncontrolling interest	370	81	132	49	(65)	567
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(55)	—	(3)	(58)
Operating earnings (loss)	$ 370	$ 81	$ 77	$ 49	$ (68)	$ 509
Average capital	6,881	1,256		2,762		
Non-GAAP Operating ROC by segment (1)	22.6%	31.3%		7.6%		

	Three Months Ended March 31, 2018					
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 529	$ 64	$ —	$ 540	$ 112	$ 1,245
Net investment income (loss)	228	131	3	220	113	695
Net derivative gains (losses)	(216)	(1)	2	(1)	6	(210)
Investment Management, service fees and other income	188	44	904	55	57	1,248
Segment revenues	729	238	909	814	288	2,978
Benefits and other deductions						
Policyholders' benefits	(9)	—	—	409	178	578
Interest credited to policyholders' account balances	59	70	—	122	20	271
Commissions and distribution related payments	72	10	110	32	67	291
Amortization of deferred policy acquisition costs	44	11	—	113	(5)	163
Compensation, benefits and other operating costs and	106	54	562	96	81	899
Interest expense	—	—	2	—	44	46
Segment benefits and other deductions	272	145	674	772	385	2,248
Operating earnings (loss), before income taxes	457	93	235	42	(97)	730
Income Taxes	(87)	(17)	(27)	(7)	20	(118)
Operating earnings (loss), before noncontrolling interest	370	76	208	35	(77)	612
Less: Operating (earnings) loss attributable to the noncontrolling interest	(2)	—	(127)	—	—	(129)
Operating earnings (loss)	$ 368	$ 76	$ 81	$ 35	$ (77)	$ 483
Average capital	6,998	1,164		2,660		
Non-GAAP Operating ROC by segment (1)	20.2%	25.8%		5.2%		

Notes:

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings from this reclassification.

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) In the first quarter of 2019, we modified our Operating earnings measure. For additional information on the impact to the measure, see the "Business Segments: Operating Earnings Results and Metrics—Individual Retirement" section herein.

8

Assets Under Management and Administration Balances as of (in millions USD, except for AXA Headcount) 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 Assets Under Management AB AUM Total AB $ 549,468 $ 539,800 $ 550,400 $ 516,353 $ 554,652 Exclusion for General Account and other Affiliated Accounts (58,130) (57,757) (58,339) (61,483) (62,896) Exclusion for Separate Accounts (32,683) (32,919) (33,968) (32,399) (36,266) AB third party $ 458,655 $ 449,124 $ 458,093 $ 422,471 $ 455,490 Total company AUM AB third party $ 458,655 $ 449,124 $ 458,093 $ 422,471 $ 455,490 General Account and other Affiliated Accounts 84,974 83,661 83,719 85,802 88,077 Separate Accounts 121,858 122,967 125,989 110,337 120,194 Total AUM $ 665,487 $ 655,752 $ 667,801 $ 618,610 $ 663,761 Total Assets Under Administration (AUA) (1) $ 44,750 $ 45,890 $ 47,785 $ 43,873 $ 47,835 AXA Advisor Headcount Total Number of AXA Advisors (2) 4,584 4,576 4,544 4,722 4,410 Notes: (1) AUA includes AXA Advisors Advisory and Brokerage AUA; AXA Advisors broker-dealer business is included in Corporate and Other. (2) Increased qualification requirements for retired advisors in the first quarter of 2019 resulting in a reduction of 233 advisors. 9

Sales Metrics by Segment

(in millions USD, unless otherwise indicated)	For the Three Months Ended 3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	Change	For the Three Months Ended 3/31/2018	3/31/2019	Change
Insurance Operations									
Individual Retirement									
First year premiums and deposits	$ 1,619	$ 1,861	$ 1,897	$ 1,931	$ 1,879	16.1 %	$ 1,619	$ 1,879	16.1 %
Renewal premium and deposits	87	78	82	80	95	9.2 %	87	95	9.2 %
Total Gross Premiums	$ 1,706	$ 1,939	$ 1,979	$ 2,011	$ 1,974	15.7 %	$ 1,706	$ 1,974	15.7 %
Group Retirement									
First year premiums and deposits	$ 343	$ 351	$ 344	$ 390	$ 329	(4.0)%	$ 343	$ 329	(4.0)%
Renewal premium and deposits	494	534	400	527	511	3.4 %	494	511	3.4 %
Total Gross Premiums	$ 837	$ 885	$ 744	$ 917	$ 840	0.4 %	$ 837	$ 840	0.4 %
Protection Solutions									
First year premiums and deposits	$ 102	$ 125	$ 105	$ 119	$ 111	8.6 %	$ 102	$ 111	8.6 %
Renewal premium and deposits	652	642	632	651	675	3.6 %	652	675	3.6 %
Total Gross Premiums	$ 754	$ 767	$ 737	$ 770	$ 786	4.2 %	$ 754	$ 786	4.2 %
Investment Management and Research (in billions USD)									
Gross Sales by distribution channel									
Institutional	$ 14.8	$ 3.9	$ 3.7	$ 3.4	$ 3.4	(77.3)%	$ 14.8	$ 3.4	(77.3)%
Retail	14.9	11.6	12.6	15.1	16.4	10.1 %	14.9	16.4	10.1 %
Private Wealth Management	4.4	3.5	3.0	2.6	3.3	(24.1)%	4.4	3.3	(24.1)%
Firmwide Gross Sales	$ 34.1	$ 19.0	$ 19.3	$ 21.1	$ 23.1	(32.3)%	$ 34.1	$ 23.1	(32.3)%
Gross sales by investment service									
Equity Active	$ 10.9	$ 8.6	$ 8.7	$ 8.3	$ 7.9	(27.4)%	$ 10.9	$ 7.9	(27.4)%
Equity Passive (1)	—	1.1	(0.1)	3.1	—		—	—	
Fixed Income - Taxable	8.5	5.2	7.3	6.6	11.5	35.3 %	8.5	11.5	35.3 %
Fixed Income - Tax-Exempt	2.3	1.9	2.0	1.7	2.6	11.2 %	2.3	2.6	11.2 %
Other (2)	12.4	2.2	1.4	1.4	1.1	(91.1)%	12.4	1.1	(91.1)%
Firmwide Gross Sales	$ 34.1	$ 19.0	$ 19.3	$ 21.1	$ 23.1	(32.3)%	$ 34.1	$ 23.1	(32.3)%

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

10

Business Segments: Operating Earnings Results and Metrics 11

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	Change	3/31/2018	3/31/2019	Change
	For the Three Months Ended or As of						For the Three Months Ended or As of		
Revenues									
Policy charges, fee income and premiums	$ 529	$ 530	$ 560	$ 505	$ 498	(5.9)%	$ 529	$ 498	(5.9)%
Net investment income (loss)	228	258	247	248	268	17.5 %	228	268	17.5 %
Net derivative gains (losses)	(216)	95	69	249	63	N/M	(216)	63	N/M
Investment Management, service fees and other income	188	191	194	179	178	(5.3)%	188	178	(5.3)%
Segment revenues	729	1,074	1,070	1,181	1,007	38.1 %	729	1,007	38.1 %
Benefits and other deductions									
Policyholders' benefits	(9)	305	312	465	244	N/M	(9)	244	N/M
Interest credited to policyholders' account balances	59	54	63	53	62	5.1 %	59	62	5.1 %
Commissions and distribution related payments	72	71	78	70	66	(8.3)%	72	66	(8.3)%
Amortization of deferred policy acquisition costs	44	50	5	87	83	88.6 %	44	83	88.6 %
Compensation and benefits, interest expense, and other operating costs and expenses	106	104	103	102	111	4.7 %	106	111	4.7 %
Segment benefits and other deductions	272	584	561	777	566	108.1 %	272	566	108.1 %
Operating earnings (loss), before income taxes	457	490	509	404	441	(3.5)%	457	441	(3.5)%
Income taxes	(87)	(87)	(75)	(56)	(71)	18.4 %	(87)	(71)	18.4 %
Operating earnings (loss), before noncontrolling interest	370	403	434	348	370	— %	370	370	— %
Less: Operating (earnings) loss attributable to the noncontrolling interest	(2)	2	—	—	—	100.0 %	(2)	—	100.0 %
Operating earnings (loss) (2)	$ 368	$ 405	$ 434	$ 348	$ 370	0.5 %	$ 368	$ 370	0.5 %
Summary Metrics									
Non-GAAP Operating ROC (1) (2)	20.2%	20.8%	22.9%	22.5%	22.6%		20.2%	22.6%	
Average Account Value	$ 102,606	$ 102,451	$ 104,429	$ 100,166	$ 98,543	(4.0)%	$ 102,606	$ 98,543	(4.0)%
Return on assets	1.82%	1.87%	1.88%	1.86%	1.87%		1.82%	1.87%	
Net flows									
Current Product Offering	$ 579	$ 867	$ 749	$ 718	$ 841	45.3 %	$ 579	$ 841	45.3 %
Fixed Rate	(1,041)	(1,016)	(1,007)	(1,047)	(929)	10.8 %	(1,041)	(929)	10.8 %
Net flows	$ (462)	$ (149)	$ (258)	$ (329)	$ (88)	81.0 %	$ (462)	$ (88)	81.0 %
First year premiums and deposits	$ 1,619	$ 1,861	$ 1,897	$ 1,931	$ 1,879	16.1 %	$ 1,619	$ 1,879	16.1 %

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Operating earnings for the three months ended March 31, 2018 for the Individual Retirement segment would have been $327 million, and Non-GAAP Operating ROC for the trailing twelve months ended March 31, 2019 would have been 22.6%.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

12

Individual Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	3/31/2018	3/31/2019
	For the Three Months Ended or As of					For the Three Months Ended or As of	
Sales Metrics							
First Year Premiums by Product:							
SCS	$ 775	$ 999	$ 1,064	$ 1,088	$ 1,106	$ 775	$ 1,106
Retirement Cornerstone	627	625	607	620	583	627	583
Investment Edge	132	138	133	134	110	132	110
Other	85	99	93	89	80	85	80
Total First Year Premiums	$ 1,619	$ 1,861	$ 1,897	$ 1,931	$ 1,879	$ 1,619	$ 1,879
First Year Premiums by Guarantee:							
Non-GMxB	$ 1,003	$ 1,234	$ 1,209	$ 1,194	$ 1,239	$ 1,003	$ 1,239
ROP death benefit only	78	80	161	177	119	78	119
Total non-GMxB & ROP death benefit only	1,081	1,314	1,370	1,371	1,358	1,081	1,358
Floating rate GMxB	525	537	519	543	511	525	511
Fixed rate GMxB	13	10	8	17	10	13	10
Total First Year Premiums	$ 1,619	$ 1,861	$ 1,897	$ 1,931	$ 1,879	$ 1,619	$ 1,879
Account Values							
General Account:							
Balance as of beginning of period	$ 19,059	$ 19,479	$ 20,470	$ 21,403	$ 20,631	$ 19,059	$ 20,631
Gross premiums	793	1,138	1,045	1,069	1,177	793	1,177
Surrenders, withdrawals and benefits	(461)	(452)	(515)	(577)	(473)	(461)	(473)
Net flows	332	686	530	492	704	332	704
Investment performance, interest credited and policy charges	88	305	403	(1,264)	1,342	88	1,342
Balance as of end of period	$ 19,479	$ 20,470	$ 21,403	$ 20,631	$ 22,677	$ 19,479	$ 22,677
Separate Accounts:							
Balance as of beginning of period	$ 84,364	$ 82,310	$ 82,643	$ 84,341	$ 73,958	$ 84,364	$ 73,958
Gross premiums	993	918	946	991	861	993	861
Surrenders, withdrawals and benefits	(1,787)	(1,753)	(1,734)	(1,812)	(1,653)	(1,787)	(1,653)
Net flows	(794)	(835)	(788)	(821)	(792)	(794)	(792)
Investment performance, interest credited and policy charges	(1,260)	1,168	2,486	(9,562)	6,655	(1,260)	6,655
Balance as of end of period	$ 82,310	$ 82,643	$ 84,341	$ 73,958	$ 79,821	$ 82,310	$ 79,821
Total:							
Balance as of beginning of period	$ 103,423	$ 101,789	$ 103,113	$ 105,744	$ 94,589	$ 103,423	$ 94,589
Gross premiums (1)	1,786	2,056	1,991	2,060	2,038	1,786	2,038
Surrenders, withdrawals and benefits	(2,248)	(2,205)	(2,249)	(2,389)	(2,126)	(2,248)	(2,126)
Net flows	(462)	(149)	(258)	(329)	(88)	(462)	(88)
Investment performance, interest credited and policy charges	(1,172)	1,473	2,889	(10,826)	7,997	(1,172)	7,997
Balance as of end of period	$ 101,789	$ 103,113	$ 105,744	$ 94,589	$ 102,498	$ 101,789	$ 102,498
Net Amount at Risk (NAR)							
Total GMIB NAR	$ 6,002	$ 5,961	$ 5,508	$ 8,572	$ 7,791	$ 6,002	$ 7,791
Total GMDB NAR	18,029	18,087	17,584	23,273	20,048	18,029	20,048
Reserves (Net of Reinsurance)							
GMIB Reserves	$ 6,611	$ 6,429	$ 6,391	$ 7,349	$ 7,846	$ 6,611	$ 7,846
GMDB Reserves	3,942	4,004	4,412	4,545	4,560	3,942	4,560
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$ 10,553	$ 10,433	$ 10,803	$ 11,894	$ 12,406	$ 10,553	$ 12,406

Notes:

(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

13

Group Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	Change	For the Three Months Ended or As of 3/31/2018	3/31/2019	Change
Revenues									
Policy charges, fee income and premiums	$ 64	$ 70	$ 70	$ 67	$ 65	1.6 %	$ 64	$ 65	1.6 %
Net investment income (loss)	131	124	140	157	134	2.3 %	131	134	2.3 %
Net derivative gains (losses)	(1)	2	—	1	4	N/M	(1)	4	N/M
Investment management, service fees and other income	44	49	52	49	48	9.1 %	44	48	9.1 %
Segment revenues	238	245	262	274	251	5.5 %	238	251	5.5 %
Benefits and other deductions									
Policyholder benefits	—	—	3	1	—		—	—	
Interest credited to policyholders' account balances	70	74	72	74	73	4.3 %	70	73	4.3 %
Commissions and distribution related payments	10	12	8	12	10	— %	10	10	— %
Amortization of deferred policy acquisition costs	11	6	(35)	11	12	9.1 %	11	12	9.1 %
Compensation and benefits, interest expense, and other operating costs and expenses	54	59	56	56	60	11.1 %	54	60	11.1 %
Segment benefits and other deductions	145	151	104	154	155	6.9 %	145	155	6.9 %
Operating earnings (loss), before income taxes	93	94	158	120	96	3.2 %	93	96	3.2 %
Income taxes	(17)	(17)	(24)	(18)	(15)	11.8 %	(17)	(15)	11.8 %
Operating earnings (loss), before noncontrolling interest	76	77	134	102	81	6.6 %	76	81	6.6 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—		—	—	
Operating earnings (loss)	$ 76	$ 77	$ 134	$ 102	$ 81	6.6 %	$ 76	$ 81	6.6 %
Summary Metrics									
Non-GAAP Operating ROC (1)	25.8%	27.5%	31.2%	31.7%	31.3%		25.8%	31.3%	
Average Account Value	$ 33,912	$ 34,284	$ 35,113	$ 33,989	$ 33,739	(0.5)%	$ 33,912	$ 33,739	(0.5)%
Return on assets	1.12%	1.19%	1.27%	1.37%	1.39%		1.12%	1.39%	
Net flows	$ 101	$ 151	$ (100)	$ (56)	$ 107	5.6 %	$ 101	$ 107	5.6 %
Gross premiums	$ 837	$ 885	$ 744	$ 917	$ 840	0.3 %	$ 837	$ 840	0.3 %

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

14

Group Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of					For the Three Months Ended or As of	
	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	3/31/2018	3/31/2019
Sales Metrics							
Gross premiums:							
First-year premiums	$ 343	$ 351	$ 344	$ 390	$ 329	$ 343	$ 329
Renewal premiums	494	534	400	527	511	494	511
Group Retirement premiums	$ 837	$ 885	$ 744	$ 917	$ 840	$ 837	$ 840
Gross premiums by market:							
Tax-exempt	$ 207	$ 212	$ 225	$ 267	$ 198	$ 207	$ 198
Corporate	122	133	111	113	123	122	123
Other	14	6	8	10	8	14	8
Total First Year Premiums	343	351	344	390	329	343	329
Tax-exempt	357	399	286	408	376	357	376
Corporate	84	82	77	76	87	84	87
Other	53	53	37	43	48	53	48
Total renewal premiums	494	534	400	527	511	494	511
Group Retirement premiums by market	$ 837	$ 885	$ 744	$ 917	$ 840	$ 837	$ 840
Account Values							
General Account:							
Balance as of beginning of period	$ 11,319	$ 11,393	$ 11,502	$ 11,587	$ 11,619	$ 11,319	$ 11,619
Gross premiums	259	283	290	339	305	259	305
Surrenders, withdrawals and benefits	(254)	(248)	(284)	(355)	(267)	(254)	(267)
Net flows	5	35	6	(16)	38	5	38
Investment performance, interest credited and policy charges	69	74	79	48	95	69	95
Balance as of end of period	$ 11,393	$ 11,502	$ 11,587	$ 11,619	$ 11,752	$ 11,393	$ 11,752
Separate Accounts:							
Balance as of beginning of period	$ 22,587	$ 22,525	$ 23,147	$ 23,989	$ 20,782	$ 22,587	$ 20,782
Gross premiums	578	602	454	578	535	578	535
Surrenders, withdrawals and benefits	(482)	(486)	(560)	(618)	(466)	(482)	(466)
Net flows	96	116	(106)	(40)	69	96	69
Investment performance, interest credited and policy charges	(158)	506	948	(3,167)	2,474	(158)	2,474
Balance as of end of period	$ 22,525	$ 23,147	$ 23,989	$ 20,782	$ 23,325	$ 22,525	$ 23,325
Total:							
Balance as of beginning of period	$ 33,906	$ 33,918	$ 34,649	$ 35,576	$ 32,401	$ 33,906	$ 32,401
Gross premiums	837	885	744	917	840	837	840
Surrenders, withdrawals and benefits	(736)	(734)	(844)	(973)	(733)	(736)	(733)
Net flows	101	151	(100)	(56)	107	101	107
Investment performance, interest credited and policy charges	(89)	580	1,027	(3,119)	2,569	(89)	2,569
Balance as of end of period	$ 33,918	$ 34,649	$ 35,576	$ 32,401	$ 35,077	$ 33,918	$ 35,077

15

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	Change	For the Three Months Ended or As of 3/31/2018	3/31/2019	Change
Revenues									
Net investment income (loss)	$ 3	$ 4	$ 7	$ (24)	$ 24	700.0 %	$ 3	$ 24	700.0 %
Net derivative gains (losses)	2	—	(6)	16	(20)	N/M	2	(20)	N/M
Investment Management, service fees and other income	904	838	850	817	776	(14.2)%	904	776	(14.2)%
Segment Revenues	909	842	851	809	780	(14.2)%	909	780	(14.2)%
Benefits and other deductions									
Commissions and distribution related payments	110	106	107	104	106	(3.6)%	110	106	(3.6)%
Compensation and benefits and other operating costs and expenses	562	513	540	500	509	(9.4)%	562	509	(9.4)%
Interest expense	2	2	2	2	4	100.0 %	2	4	100.0 %
Total benefits and other deductions	674	621	649	606	619	(8.2)%	674	619	(8.2)%
Operating earnings (loss), before income taxes	235	221	202	203	161	(31.5)%	235	161	(31.5)%
Income taxes	(27)	(41)	(30)	(24)	(29)	(7.4)%	(27)	(29)	(7.4)%
Operating earnings (loss), before noncontrolling interest	208	180	172	179	132	(36.5)%	208	132	(36.5)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(127)	(83)	(76)	(72)	(55)	56.7 %	(127)	(55)	56.7 %
Operating earnings (loss)	$ 81	$ 97	$ 96	$ 107	$ 77	(4.9)%	$ 81	$ 77	(4.9)%
Summary Metrics									
Adjusted operating margin (1)	30.1%	27.3%	29.7%	29.3%	24.1%		30.1%	24.1%	
Net flows (in billions USD)	$ (2.4)	$ (7.7)	$ 1.3	$ 0.8	$ 1.1		$ (2.4)	$ 1.1	
Total AUM (in billions USD)	$ 549.5	$ 539.8	$ 550.4	$ 516.4	$ 554.7		$ 549.5	$ 554.7	
Ownership Structure of AB									
Holdings and its subsidiaries	63.0%	63.3%	63.7%	63.6%	64.0%		63.0%	64.0%	
AB Holding	35.8%	35.9%	35.5%	35.6%	35.2%		35.8%	35.2%	
Unaffiliated holders	1.2%	0.8%	0.8%	0.8%	0.8%		1.2%	0.8%	
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	
AXA and its subsidiaries total economic interest	64.4%	64.7%	65.1%	65.2%	65.6%		64.4%	65.6%	
o/w EQH total economic interest	46.5%	64.7%	65.1%	65.2%	65.6%		46.5%	65.6%	
Units of limited partnership outstanding (in millions)	269.8	270.2	268.6	268.9	267.2		269.8	267.2	

Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein's ("AB") management in evaluating AB's financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

16

Investment Management and Research - Select Operating Metrics

(in billions USD, unless otherwise indicated)	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019
	As of and for the Three Months Ended				
AUM Roll-forward					
Balance as of beginning of period	$ 554.5	$ 549.5	$ 539.8	$ 550.4	$ 516.4
Sales/new accounts	34.1	19.0	19.3	21.2	23.1
Redemptions/terminations	(31.2)	(23.3)	(13.3)	(19.7)	(18.2)
Cash flow/unreinvested dividends	(5.3)	(3.4)	(4.7)	(0.7)	(3.8)
Net long-term (outflows) inflows	(2.4)	(7.7)	1.3	0.8	1.1
Market appreciation (depreciation)	(2.6)	(2.0)	9.3	(34.8)	37.2
Net change	(5.0)	(9.7)	10.6	(34.0)	38.3
Balance as of end of period	$ 549.5	$ 539.8	$ 550.4	$ 516.4	$ 554.7
Ending Assets by distribution channel					
Institutions	$ 265.0	$ 254.4	$ 257.0	$ 246.3	$ 256.6
Retail	191.0	190.3	196.3	180.8	201.9
Private Wealth Management	93.5	95.1	97.1	89.3	96.2
Total	$ 549.5	$ 539.8	$ 550.4	$ 516.4	$ 554.7
Ending Assets by investment service					
Equity					
Actively Managed	$ 142.5	$ 147.2	$ 155.9	$ 136.2	$ 155.1
Passively Managed (1)	52.2	53.8	56.0	50.2	55.8
Total Equity	$ 194.7	$ 201.0	$ 211.9	$ 186.4	$ 210.9
Fixed Income					
Actively Managed	$ 277.9	$ 267.5	$ 266.8	$ 261.4	$ 271.0
Passively Managed (1)	10.0	10.1	9.9	9.4	9.3
Total Fixed Income	287.9	277.6	276.7	270.8	280.3
Total Other (2)	66.9	61.2	61.8	59.2	63.5
Total	$ 549.5	$ 539.8	$ 550.4	$ 516.4	$ 554.7

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

17

Investment Management and Research - Net Flows

(in billions USD, unless otherwise indicated)	For the Three Months Ended 3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	For the Three Months Ended 3/31/2018	3/31/2019
Net Flows by Distribution Channel							
Institutions							
US	$ (5.6)	$ (0.7)	$ (1.2)	$ 3.7	$ (3.1)	$ (5.6)	$ (3.1)
Global and Non-US	2.8	(7.3)	1.0	(2.7)	(1.6)	2.8	(1.6)
Total Institutions	$ (2.8)	$ (8.0)	$ (0.2)	$ 1.0	$ (4.7)	$ (2.8)	$ (4.7)
Retail							
US	$ 0.2	$ 1.0	$ 2.6	$ 2.9	$ 1.7	$ 0.2	$ 1.7
Global and Non-US	(1.5)	(1.6)	(1.4)	(2.2)	3.6	(1.5)	3.6
Total Retail	$ (1.3)	$ (0.6)	$ 1.2	$ 0.7	$ 5.3	$ (1.3)	$ 5.3
Private Wealth							
US	$ 0.8	$ 0.2	$ (0.2)	$ (0.8)	$ 0.1	$ 0.8	$ 0.1
Global and Non-US	0.9	0.7	0.5	(0.1)	0.4	0.9	0.4
Total Private Wealth	$ 1.7	$ 0.9	$ 0.3	$ (0.9)	$ 0.5	$ 1.7	$ 0.5
Total Net Flows by Distribution Channel	$ (2.4)	$ (7.7)	$ 1.3	$ 0.8	$ 1.1	$ (2.4)	$ 1.1
Net Flows by Investment Service							
Equity Active							
US	$ (1.5)	$ 1.2	$ 1.3	$ 1.6	$ (0.1)	$ (1.5)	$ (0.1)
Global and Non-US	4.4	2.2	1.6	—	1.1	4.4	1.1
Total Equity Active	$ 2.9	$ 3.4	$ 2.9	$ 1.6	$ 1.0	$ 2.9	$ 1.0
Equity Passive (1)							
US	$ (1.1)	$ 0.1	$ (1.1)	$ 2.7	$ (0.7)	$ (1.1)	$ (0.7)
Global and Non-US	(0.4)	0.2	(0.1)	(0.4)	(0.1)	(0.4)	(0.1)
Total Equity Passive (1)	$ (1.5)	$ 0.3	$ (1.2)	$ 2.3	$ (0.8)	$ (1.5)	$ (0.8)
Fixed Income - Taxable							
US	$ (4.4)	$ (1.8)	$ 0.5	$ 2.6	$ (2.1)	$ (4.4)	$ (2.1)
Global and Non-US	(5.2)	(4.1)	(1.0)	(6.0)	1.4	(5.2)	1.4
Total Fixed Income - Taxable	$ (9.6)	$ (5.9)	$ (0.5)	$ (3.4)	$ (0.7)	$ (9.6)	$ (0.7)
Fixed Income - Tax-Exempt							
US	$ 0.8	$ 0.3	$ 0.4	$ (0.8)	$ 0.9	$ 0.8	$ 0.9
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Taxable	$ 0.8	$ 0.3	$ 0.4	$ (0.8)	$ 0.9	$ 0.8	$ 0.9
Fixed Income - Passive (1)							
US	$ 0.1	$ 0.2	$ —	$ (0.3)	$ (0.1)	$ 0.1	$ (0.1)
Global and Non-US	—	—	(0.1)	(0.1)	(0.3)	—	(0.3)
Total Fixed Income - Passive (1)	$ 0.1	$ 0.2	$ (0.1)	$ (0.4)	$ (0.4)	$ 0.1	$ (0.4)
Other (2)							
US	$ 1.5	$ 0.6	$ 0.1	$ —	$ 0.8	$ 1.5	$ 0.8
Global and Non-US	3.4	(6.6)	(0.3)	1.5	0.3	3.4	0.3
Total Other (2)	$ 4.9	$ (6.0)	$ (0.2)	$ 1.5	$ 1.1	$ 4.9	$ 1.1
Total Net Flows by Investment Service	$ (2.4)	$ (7.7)	$ 1.3	$ 0.8	$ 1.1	$ (2.4)	$ 1.1
Active vs. Passive Net Flows							
Actively Managed							
Equity	$ 2.9	$ 3.4	$ 2.9	$ 1.6	$ 1.0	$ 2.9	$ 1.0
Fixed Income	(8.8)	(5.6)	(0.1)	(4.2)	0.2	(8.8)	0.2
Other (2)	4.8	(6.0)	(0.3)	1.4	1.0	4.8	1.0
Total	$ (1.1)	$ (8.2)	$ 2.5	$ (1.2)	$ 2.2	$ (1.1)	$ 2.2
Passively Managed (1)							
Equity	$ (1.5)	$ 0.3	$ (1.2)	$ 2.3	$ (0.8)	$ (1.5)	$ (0.8)
Fixed Income	0.1	0.2	(0.1)	(0.4)	(0.4)	0.1	(0.4)
Other (2)	0.1	—	0.1	0.1	0.1	0.1	0.1
Total	$ (1.3)	$ 0.5	$ (1.2)	$ 2.0	$ (1.1)	$ (1.3)	$ (1.1)
Total Active vs Passive Net Flows	$ (2.4)	$ (7.7)	$ 1.3	$ 0.8	$ 1.1	$ (2.4)	$ 1.1

Notes:

(1) Includes index and enhanced index services

(2) Includes certain multi-asset solutions and services and certain alternative

18

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	Change	For the Three Months Ended or As of 3/31/2018	3/31/2019	Change
Revenues									
Policy charges, fee income and premiums	$ 540	$ 537	$ 485	$ 541	$ 542	0.4 %	$ 540	$ 542	0.4 %
Net investment income (loss)	220	194	233	254	224	1.8 %	220	224	1.8 %
Net derivative gains (losses)	(1)	3	2	1	10	N/M	(1)	10	N/M
Investment management, service fees and other income	55	56	55	57	55	— %	55	55	— %
Segment revenues	814	790	775	853	831	2.1 %	814	831	2.1 %
Benefits and other deductions									
Policyholders' benefits	409	419	515	484	452	10.5 %	409	452	10.5 %
Interest credited to policyholders' account balances	122	120	117	122	138	13.1 %	122	138	13.1 %
Commissions and distribution related payments	32	39	30	41	38	18.8 %	32	38	18.8 %
Amortization of deferred policy acquisition costs	113	133	(141)	61	50	(55.8)%	113	50	(55.8)%
Compensation and benefits and other operating costs and expenses	96	94	89	101	95	(1.0)%	96	95	(1.0)%
Segment benefits and other deductions	772	805	610	809	773	0.1 %	772	773	0.1 %
Operating earnings (loss), before income taxes	42	(15)	165	44	58	38.1 %	42	58	38.1 %
Income taxes	(7)	3	(28)	(7)	(9)	(28.6)%	(7)	(9)	(28.6)%
Operating earnings (loss), before noncontrolling interest	35	(12)	137	37	49	40.0 %	35	49	40.0 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—		—	—	
Operating earnings (loss)	$ 35	$ (12)	$ 137	$ 37	$ 49	40.0 %	$ 35	$ 49	40.0 %
Summary Metrics									
Non-GAAP Operating ROC (1)	5.2%	4.2%	9.6%	7.4%	7.6%		5.2%	7.6%	
Benefit ratio	65.2%	68.2%	81.5%	71.0%	71.0%		65.2%	71.0%	
Gross written premiums	$ 754	$ 767	$ 737	$ 770	786	4.2 %	$ 754	$ 786	4.2 %
Annualized premiums	$ 56	$ 67	$ 56	$ 67	64	14.3 %	$ 56	$ 64	14.3 %
Total in-force face amount (in billions USD)	$ 445.0	$ 444.0	$ 443.0	$ 442.4	442.7	(0.5)%	$ 445.0	$ 442.7	(0.5)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

19

Protection Solutions - Select Operating Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	For the Three Months Ended or As of 3/31/2018	3/31/2019
Sales Metrics							
First Year Premiums by Product Line:							
Universal Life	$ 1	$ 1	$ 1	$ —	$ —	$ 1	$ —
Indexed Universal Life	48	65	51	52	46	48	46
Variable Universal Life	39	43	40	54	47	39	47
Term	4	5	5	5	5	4	5
Employee Benefits	10	11	8	7	13	10	13
Other (1)	—	—	—	1	—	—	—
Total	$ 102	$ 125	$ 105	$ 119	$ 111	$ 102	$ 111
Renewals by Product Line:							
Universal Life	$ 220	$ 230	$ 237	$ 231	$ 225	$ 220	$ 225
Indexed Universal Life	55	56	55	58	70	55	70
Variable Universal Life	242	225	213	224	241	242	241
Term	126	122	114	121	121	126	121
Employee Benefits	3	4	7	10	12	3	12
Other (1)	6	5	6	7	6	6	6
Total	652	642	632	651	675	652	675
Total Gross Premiums	$ 754	$ 767	$ 737	$ 770	$ 786	$ 754	$ 786
In-force Metrics							
In-force Face Amount by Product (2) (in billions):							
Universal Life (3)	$ 58.0	$ 58.0	$ 57.0	$ 55.9	$ 55.1	$ 58.0	$ 55.1
Indexed Universal Life	21.0	22.0	22.0	22.9	23.6	21.0	23.6
Variable Universal Life (4)	129.0	128.0	128.0	127.3	127.4	129.0	127.4
Term	235.0	234.0	234.0	234.9	235.1	235.0	235.1
Whole Life	2.0	2.0	2.0	1.4	1.5	2.0	1.5
Total	$ 445.0	$ 444.0	$ 443.0	$ 442.4	$ 442.7	$ 445.0	$ 442.7
In-force Policy Count by Product (2) (in thousands):							
Universal Life (3)	185	181	180	177	174	185	174
Indexed Universal Life	47	48	50	52	53	47	53
Variable Universal Life (4)	314	312	309	307	305	314	305
Term	338	336	335	333	331	338	331
Whole Life	20	19	19	19	19	20	19
Total	904	896	893	888	882	904	882
Protection Solutions Reserves							
General Account	$ 17,338	$ 17,407	$ 17,564	$ 17,562	$ 17,731	$ 17,338	$ 17,731
Separate Accounts	12,396	12,597	13,055	11,393	12,572	12,396	12,572
Total	$ 29,734	$ 30,004	$ 30,619	$ 28,955	$ 30,303	$ 29,734	$ 30,303

Notes:

(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.

(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.

(3) Universal Life includes Guaranteed Universal Life.

(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

20

Investments 21

Consolidated Investment Portfolio Composition

(in millions USD, unless otherwise indicated)	Balances as of			
	December 31, 2018		March 31, 2019	
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio				
Fixed maturities, available-for-sale, at fair value	$ 46,279	53.9%	$ 50,305	57.1%
Mortgage loans on real estate	11,835	13.8%	12,117	13.8%
Policy loans	3,779	4.4%	3,766	4.3%
Real estate held for the production of income	52	0.1%	68	0.1%
Other equity investments	1,334	1.6%	1,321	1.5%
Other invested assets	2,037	2.4%	2,244	2.5%
Subtotal investment assets	65,316	76.1%	69,821	79.3%
Trading securities	16,017	18.7%	13,127	14.9%
Total investments	81,333	94.8%	82,948	94.2%
Cash and cash equivalents	4,469	5.2%	5,129	5.8%
Total	$ 85,802	100.0%	$ 88,077	100.0%
General Account Fixed maturities by industry (Based on amortized cost)				
Corporate securities:				
Finance	$ 6,343	13.7%	$ 7,452	15.3%
Manufacturing	9,123	19.6%	10,244	21.0%
Utilities	4,413	9.5%	4,440	9.1%
Services	4,317	9.3%	4,927	10.1%
Energy	2,347	5.1%	2,499	5.1%
Retail and wholesale	2,163	4.7%	2,476	5.1%
Transportation	1,357	2.9%	1,447	3.0%
Other	171	0.4%	164	0.3%
Total corporate securities	30,234	65.1%	33,649	69.0%
U.S. government and agency	13,989	30.1%	12,954	26.6%
Residential mortgage-backed (2)	225	0.5%	217	0.4%
Preferred stock	448	1.0%	428	0.9%
State & municipal	415	0.9%	414	0.8%
Foreign governments	524	1.1%	485	1.0%
Asset-backed securities	612	1.3%	620	1.3%
Total	$ 46,447	100.0%	$ 48,767	100.0%
General Account Fixed maturities credit quality (3) (Based on amortized cost)				
Aaa, Aa, A (NAIC Designation 1)	$ 30,805	66.3%	$ 32,436	66.5%
Baa (NAIC Designation 2)	14,541	31.3%	15,169	31.1%
Investment grade	45,346	97.6%	47,605	97.6%
Below investment grade (NAIC Designation 3,4,5, and 6)	1,101	2.4%	1,162	2.4%
Total	$ 46,447	100.0%	$ 48,767	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.

(2) Includes publicly traded agency pass-through securities and collateralized obligations.

(3) Credit quality based on NAIC rating.

22

Consolidated Results of General Account Investment Portfolio

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of March 31, 2018 Yield	March 31, 2018 Amount (1)	March 31, 2019 Yield	March 31, 2019 Amount (1)	Year Ended or As of December 31, 2018 Yield	December 31, 2018 Amount (1)
Fixed Maturities:						
Income (loss)	3.72 %	$ 417	3.65 %	$ 435	3.86 %	$ 1,732
Ending assets		43,953		48,767		46,447
Mortgages:						
Income (loss)	4.18 %	116	4.41 %	132	4.26 %	494
Ending assets		11,333		12,117		11,835
Real Estate Held for Production of Income:						
Income (loss)	(1.91)%	(4)	(1.67)%	(1)	(5.29)%	(6)
Ending assets		52		68		52
Other Equity Investments:						
Income (loss)	12.59 %	41	4.76 %	16	10.08 %	133
Ending assets		1,298		1,336		1,354
Policy Loans:						
Income	5.71 %	54	5.62 %	53	5.71 %	215
Ending assets		3,776		3,766		3,779
Cash and Short-term Investments:						
Income	0.38 %	4	— %	—	0.49 %	21
Ending assets		4,220		3,243		3,332
Repurchase and Funding Agreements:						
Interest expense and other		(24)		(25)		(104)
Ending (liabilities)		(4,897)		(4,001)		(4,561)
Total invested Assets:						
Income	3.98 %	604	3.83 %	610	4.06 %	2,485
Ending assets		59,735		65,296		62,238
Short Duration Fixed Maturities:						
Income (loss)	2.16 %	67	2.98 %	101	2.49 %	333
Ending assets		12,802		12,262		14,818
Total Net Investment Income:						
Investment income	3.67 %	671	3.68 %	711	3.78 %	2,818
Less: investment fees	(0.08)%	(15)	(0.08)%	(16)	(0.08)%	(62)
Investment income, net	3.59 %	$ 656	3.60 %	$ 695	3.70 %	$ 2,756
General Account Ending Net Assets		$ 72,537		$ 77,558		$ 77,056
Operating Earnings adjustments:						
Repurchase and Funding Agreements interest expense		24		25		104
AB and other non-General Account investment income		15		66		2
Operating Net investment income (loss)		$ 695		$ 786		$ 2,862

Notes:

(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

23

Additional Information 24

Deferred Policy Acquisition Costs Roll-forward and Reclassification of DAC Capitalization

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	For the Three Months Ended or As of 3/31/2018	3/31/2019
Deferred Policy Acquisition Costs							
Balance as of beginning of period	$ 5,919	$ 6,245	$ 6,285	$ 6,736	$ 6,745	$ 5,919	$ 6,745
Capitalization of commissions, sales and issue expenses	161	171	180	189	173	161	173
Amortization	(171)	(186)	183	(159)	(198)	(171)	(198)
Change in unrealized investment gains and losses	336	55	88	(21)	(702)	336	(702)
Balance as of end of period	$ 6,245	$ 6,285	$ 6,736	$ 6,745	$ 6,018	$ 6,245	$ 6,018
Deferred Policy Acquisition Costs by segment and Corporate and Other							
Individual Retirement	$ 3,039	$ 3,089	$ 3,171	$ 3,229	$ 3,212	$ 3,039	$ 3,212
Group Retirement	554	578	640	657	650	554	650
Protection Solutions	2,538	2,471	2,757	2,706	2,061	2,538	2,061
Corporate and Other	114	147	168	153	95	114	95
Total	$ 6,245	$ 6,285	$ 6,736	$ 6,745	$ 6,018	$ 6,245	$ 6,018

25

Use of Non-GAAP Financial Measures In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Pro Forma Non-GAAP Operating ROE, and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, Book value per share, excluding AOCI, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP measures, provides a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance. Non-GAAP Operating Earnings Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income. In the first quarter of 2019, we modified our Non-GAAP Operating Earnings measure’s treatment of the impact of timing differences on the amortization of DAC resulting from market value adjustments for our SCS variable annuity product. As a result of this modification, the amortization of DAC for our SCS product included in Non-GAAP Operating Earnings was changed to be determined based on our SCS product's gross profits included in Non-GAAP Operating Earnings, consistent with both our exclusion from Non-GAAP Operating Earnings of other items that are distortive to the underlying drivers of our financial performance on a consolidated basis and with industry practice. Our presentation of Non-GAAP Operating Earnings in prior periods was not revised to reflect this modification, however, had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, SCS-related DAC amortization excluded from Non-GAAP Operating Earnings would have been $52 million, $17 million and $4 million lower during the first, second and third quarters of 2018, respectively, and $17 million higher during the fourth quarter of 2018. Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items: Items related to variable annuity product features, which include certain changes in the fair value of the derivatives and other securities we use to hedge these features, the effect of benefit • ratio unlock adjustments and changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization; • Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances; • Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation; • Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities, and separation costs; and • Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and the impact of the Tax Reform Act. Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business. We use our prevailing corporate federal income tax rate of 21% in 2019 and 2018, while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings. Pro Forma Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment We report Pro Forma Non-GAAP Operating ROE as well as Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a non-GAAP financial measure used to evaluate our recurrent profitability on a consolidated basis and by segment, respectively. We calculate Pro Forma Non-GAAP Operating ROE by dividing Pro Forma Non-GAAP Operating Earnings by consolidated average equity attributable to Holdings, excluding AOCI and NCI. We calculate Non-GAAP Operating ROC by segment by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available-for-sale (“AFS”) securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management & Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment. For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic scenarios. CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROC by segment should not be used as a substitute for ROE. Book Value Per Share, excluding AOCI We use the term “book value” to refer to “Total equity attributable to Holdings.” Book Value Per Share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding. Non-GAAP Operating Earnings Per Share Non-GAAP Operating Earnings Per Share is calculated by dividing Non-GAAP Operating Earnings by diluted common shares outstanding. 26

Reconciliation of Non-GAAP Measures (1/3) For the Three Months Ended or As of For the Three Months Ended or As of (in millions USD, unless otherwise indicated) 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 3/31/2018 3/31/2019 Net income (loss) attributable to Holdings Net income (loss) attributable to Holdings $ 214 $ 164 $ (496) $ 1,938 $ (775) $ 214 $ (775) Adjustments related to: Variable annuity product features 176 249 1,403 (1,898) 1,540 176 1,540 Investment gains (losses), net (102) 22 36 130 11 (102) 11 Net actuarial gains (losses) related to pension and other postretirement benefit obligations 131 27 24 33 24 131 24 Other adjustments (1) 91 88 51 69 40 91 40 Income tax (expense) benefits related to above adjustments (55) (75) (409) 350 (337) (55) (337) Non-recurring tax items 28 11 84 (118) 6 28 6 Non-GAAP Operating earnings (loss) (2) $ 483 $ 486 $ 693 $ 504 $ 509 $ 483 $ 509 Net income (loss) attributable to Holdings $ 0.38 $ 0.29 $ (0.89) $ 3.57 $ (1.50) $ 0.38 $ (1.50) Adjustments related to: Variable annuity product features 0.31 0.44 2.50 (3.49) 2.97 0.31 2.97 Investment gains (losses), net (0.18) 0.04 0.06 0.24 0.02 (0.18) 0.02 Net actuarial gains (losses) related to pension and other postretirement benefit obligations 0.23 0.05 0.04 0.06 0.05 0.23 0.05 Other adjustments (1) 0.17 0.16 0.10 0.13 0.08 0.17 0.08 Income tax (expense) benefit related to above adjustments (0.10) (0.13) (0.73) 0.64 (0.65) (0.10) (0.65) Non-recurring tax items 0.05 0.02 0.15 (0.22) 0.01 0.05 0.01 Non-GAAP Operating earnings (2) $ 0.86 $ 0.87 $ 1.23 $ 0.93 $ 0.98 $ 0.86 $ 0.98 Book Value per share Book Value per Share $ 24.15 $ 23.82 $ 22.22 $ 26.22 $ 26.77 $ 24.15 $ 26.77 Less: Per share impact of AOCI (1.68) (2.34) (2.86) (2.64) (1.04) (1.68) (1.04) Book value per share (ex. AOCI) $ 25.83 $ 26.16 $ 25.08 $ 28.86 $ 27.81 $ 25.83 $ 27.81 Notes: 561.0 561.0 561.0 561.1 560.3 561.0 560.8 (1) "Other adjustments" includes separation costs of $24 million and $61 million, for the three months ended March 31, 2019 and 2018 respectively. (2) Had we modified the treatment of the amortization of DAC for SCS starting in the first quarter of 2018, Non-GAAP Operating Earnings for the three months ended March 31, 2018 would have been $442 million, or $0.79 on a per diluted share basis. 27

Reconciliation of Non-GAAP Measures (2/3)

(in millions USD, unless otherwise indicated)	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019
	As of and for the Twelve months Ended				
Net Income to Pro forma Net Income					
Net Income (loss), as reported	$ 1,778	$ 1,331	$ 782	$ 2,154	$ 1,108
Adjustments related to:					
Pro forma adjustments before income tax (1)	(181)	(115)	(75)	(34)	(6)
Income tax impact	(8)	(13)	(12)	(6)	(1)
Pro forma adjustments, net of income tax	(189)	(128)	(87)	(40)	(7)
Pro forma net income (loss)	1,589	1,203	695	2,114	1,101
Less: Pro forma net income (loss) attributable to the noncontrolling interest	(265)	(327)	(315)	(285)	(270)
Pro forma net income (loss) attributable to Holdings	**$ 1,324**	**$ 876**	**$ 380**	**$ 1,829**	**$ 831**
Pro forma Net Income to Pro forma Non-GAAP Operating Earnings					
Pro forma net income (loss) attributable to Holdings	$ 1,324	$ 876	$ 380	$ 1,829	$ 831
Adjustments related to:					
Variable annuity product features	1,013	1,307	2,201	(70)	1,295
Investment (gains) losses	65	92	116	86	201
Goodwill impairment	(2)	(2)	—	—	—
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	234	227	216	215	107
Other adjustments	230	293	284	299	244
Income tax (expense) benefits related to above adjustments	(605)	(461)	(662)	(111)	(396)
Non-recurring tax items	(49)	(37)	61	(73)	(94)
Pro forma Non-GAAP Operating Earnings	$ 2,210	$ 2,295	$ 2,596	$ 2,175	$ 2,188
Return on Equity Reconciliation					
Pro Forma Net income (loss) attributable to Holdings	$ 1,324	$ 876	$ 380	$ 1,829	$ 831
Average equity attributable to Holdings	$ 12,932	$ 13,183	$ 13,186	$ 13,328	$ 13,227
Return on Equity	**10.2%**	**6.6%**	**2.9%**	**13.7%**	**6.3%**
Pro forma Non-GAAP Operating Earnings	$ 2,210	$ 2,295	$ 2,596	$ 2,175	$ 2,188
Pro forma average equity attributable to Holdings excluding AOCI	$ 13,585	$ 14,260	$ 14,352	$ 14,610	$ 14,400
Pro forma Non-GAAP Return on Equity	**16.3%**	**16.1%**	**18.1%**	**14.9%**	**15.2%**
Pro forma Non-GAAP Operating Earnings excluding Q4 2017 non-recurring items	$ 1,851	$ 1,936	$ 2,237	$ 2,175	$ 2,188
Pro forma average equity attributable to Holdings excluding AOCI	$ 13,585	$ 14,260	$ 14,352	$ 14,610	$ 14,400
Pro forma Non-GAAP ROE excluding Q4 2017 non-recurring items	**13.6%**	**13.6%**	**15.6%**	**14.9%**	**15.2%**

Notes:

(1) Pro Forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt and (d) the settlement of all outstanding financing balances with AXA.

28

Reconciliation of Non-GAAP Measures (3/3)

(in millions USD, unless otherwise indicated)	Balance as of							
	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019
Pro forma Equity Reconciliation - Quarter-end Balances								
Total equity attributable to Holdings	$ 12,360	$ 12,401	$ 13,421	$ 13,547	$ 13,364	$ 12,411	$ 13,866	$ 13,143
Pro forma adjustments (1)	(718)	892	702	3	—	—	—	—
Pro forma total equity attributable to Holdings	11,642	13,293	14,123	13,550	13,364	12,411	13,866	13,143
Less: Accumulated other comprehensive income (loss)	(333)	(345)	(108)	(946)	(1,310)	(1,595)	(1,396)	(513)
Pro forma total equity attributable to Holdings excluding AOCI	$ 11,975	$ 13,638	$ 14,231	$ 14,496	$ 14,674	$ 14,006	$ 15,262	$ 13,656
Pro forma Equity Reconciliation - Twelve Month Rolling Average (2)								
Total equity attributable to Holdings			$ 12,414	$ 12,932	$ 13,182	$ 13,186	$ 13,297	$ 13,196
Pro forma adjustments (1)			891	220	399	176	1	—
Pro forma total equity attributable to Holdings			13,305	13,152	13,582	13,362	13,298	13,196
Less: Accumulated other comprehensive income (loss)			(514)	(433)	(677)	(990)	(1,312)	(1,204)
Pro forma total equity attributable to Holdings excluding AOCI			$ 13,819	$ 13,585	$ 14,259	$ 14,352	$ 14,610	$ 14,400

Notes:

(1) Pro Forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt and (d) the settlement of all outstanding financing balances with AXA.

(2) All Pro Forma average equity amounts are calculated based on a four-quarter rolling average except for the twelve months ended 12/31/17,which is calculated using an annual two-point average.

29

Glossary of Selected Financial and Product Terms Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products. Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our AXA Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees. Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting. Average Account Value - Calculated as the sum of total account value balance as of beginning of period and total account value balance as of end of period, divided by two. Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98). Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base. Current Product Offering (Individual Retirement) - Products sold 2011 and later. Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset. Fixed Rate (Individual Retirement) - Pre-2011 GMxB products. FYP - First year premium and deposits. GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees). Gross premiums - FYP and Renewal premium and deposits. Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant. Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV. Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs). Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments. Inv Mgmt and Research - Abbreviation for Investment Management and Research. Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges. Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn from existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets. Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract. Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues. Protection Solutions Reserves - Protection Solutions Reserves equals the aggregate value of Policyholders’ account balances and Future policy benefits for policies in our Protection Solutions segment. Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract. Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit. Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes divided by average account value. 30

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Merrill Lynch	Ian Ryave	1 (646) 855-2926
Barclays	Jay Gelb	1 (212) 526-1561
Citi	Suneet Kamath	1 (212) 816-3457
Credit Suisse	Andrew Kligerman	1 (212) 325-5069
Deutsche Bank	Joshua Shanker	1 (212) 250-7127
Evercore ISI	Thomas Gallagher	1 (212) 446-9439
Goldman Sachs	Alex Scott	1 (917) 343-7160
J.P. Morgan	Jimmy Bhullar	1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger	1 (860) 722-5930
Morgan Stanley	Nigel Dally	1 (212) 761-4132
RBC Capital Markets	Mark Dwelle	1 (804) 782-4008
SunTrust Robinson Humphrey	Mark Hughes	1 (615) 748-4422
Wells Fargo Securities	Elyse Greenspan	1 (212) 214-8031

This list is provided for informational purposes only. AXA Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

	A.M. Best	S&P	Moody's
Last review date	**12/17/2018**	**12/11/2018**	**9/18/2018**
Financial Strength Ratings:			
AXA Equitable Life	A	A+	A2
MLOA	A	A+	A2
Credit Ratings:			
AXA Equitable Holdings	bbb+	BBB+	Baa2
Alliance Bernstein (1)	—	A/Stable/A-1	A2

Investor and Media Contacts

Contact Investor Relations

Kevin Molloy
(212) 314-2476

Priya Mehrotra
(212) 314-2466

Dan Woodrow
(212) 314-2036

IR@axa-equitable.com
ir.axaequitableholdings.com

Contact Media Relations

Matt Asensio
(212) 314-2010
MediaRelations@axa-equitable.com
www.axaequitableholdings.com

Notes:

(1) Last review dates: S&P as of 11/9/2018, Moody's as of 10/05/2018.

31